Schedule of Investments (unaudited) January 31, 2020	BlackRock LifePath® Smart Beta 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.3%

Equity Funds — 98.9%
iShares Core MSCI Emerging Markets ETF	13,529	$684,432
iShares Edge MSCI International Momentum Factor ETF	4,478	141,012
iShares Edge MSCI International Quality Factor ETF	29,234	927,010
iShares Edge MSCI International Value Factor ETF	21,921	509,882
iShares Edge MSCI Min Vol EAFE ETF	9,493	705,330
iShares Edge MSCI Min Vol Emerging Markets ETF	4,461	247,363
iShares Edge MSCI Min Vol USA ETF	17,800	1,195,092
iShares Edge MSCI USA Momentum Factor ETF	2,851	371,371
iShares Edge MSCI USA Quality Factor ETF	16,327	1,637,761
iShares Edge MSCI USA Size Factor ETF	4,657	447,864
iShares Edge MSCI USA Value Factor ETF	12,322	1,063,882
iShares Global REIT ETF	15,716	437,534
iShares MSCI EAFE Small-Cap ETF	5,745	344,183
Master Small Cap Index Series	$180,922	180,922

		8,893,638

Fixed-Income Funds — 1.1%
iShares Edge High Yield Defensive Bond ETF	1,625	82,111
iShares TIPS Bond ETF	140	16,668

		98,779

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(a)	27,830	27,830

Total Affiliated Investment Companies — 100.3% (Cost: $8,629,099)		9,020,247

Liabilities in Excess of Other Assets — (0.3)%		(30,701)

Net Assets — 100.0%		$8,989,546

(a)	Annualized 7-day yield as of period end.
(b)

During the period ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased	Shares/ Investment Value Sold		Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	48,779	—	(20,949)		27,830	$27,830	$128		$—	$—
iShares Core MSCI Emerging Markets ETF	13,999	1,408	(1,878)		13,529	684,432	17,166		(4,545)	447
iShares Edge High Yield Defensive Bond ETF	1,725	—	(100)		1,625	82,111	1,248		115	(199)
iShares Edge MSCI International Momentum Factor ETF	18,200	—	(13,722)		4,478	141,012	3,682		25,443	(3,557)
iShares Edge MSCI International Quality Factor ETF	17,800	11,650	(216)		29,234	927,010	4,687		350	7,702
iShares Edge MSCI International Value Factor ETF	22,200	—	(279)		21,921	509,882	8,033		395	(9,453)
iShares Edge MSCI Min Vol EAFE ETF	6,922	3,280	(709)		9,493	705,330	12,279		68	(5,640)
iShares Edge MSCI Min Vol Emerging Markets ETF	3,200	1,302	(41)		4,461	247,363	2,893		47	(13,469)
iShares Edge MSCI Min Vol USA ETF	22,351	1,348	(5,899)		17,800	1,195,092	8,654		7,745	57,613
iShares Edge MSCI USA Momentum Factor ETF	4,453	240	(1,842)		2,851	371,371	2,255		10,949	27,687
iShares Edge MSCI USA Quality Factor ETF	13,825	3,633	(1,131)		16,327	1,637,761	6,046		1,872	78,132
iShares Edge MSCI USA Size Factor ETF	4,118	589	(50)		4,657	447,864	1,326		168	16,331
iShares Edge MSCI USA Value Factor ETF	10,678	2,276	(632)		12,322	1,063,882	6,355		1,232	14,112
iShares Global REIT ETF	14,746	1,961	(991)		15,716	437,534	9,798		184	(12,283)
iShares MSCI EAFE Small-Cap ETF	8,699	1,307	(4,261)		5,745	344,183	10,937		16,474	(5,954)
iShares TIPS Bond ETF	163	7	(30)		140	16,668	38		20	423
Master Small Cap Index Series(b)	$182,680	$—	$(1,758	)(c)	$180,922	180,922	764		216	5,752
SL Liquidity Series, LLC, Money Market Series(b)(d)	735,303	—	(735,303)		—	—	1,177	(e)	57	—

						$9,020,247	$97,466		$60,790	$157,644

1

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock LifePath® Smart Beta 2055 Fund

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(d)	As of period end, the entity is no longer held by the Fund.
(e)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies(a)	$8,839,325	$—	$—	$8,839,325

Investments Valued at Net Asset Value (“NAV”)(b)				180,922

Total Investments				$9,020,247

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

2